NATIONWIDE MUTUAL FUNDS

Nationwide AllianzGI International Growth Fund	Nationwide International Index Fund
Nationwide Amundi Global High Yield Fund	Nationwide International Small Cap Fund
Nationwide Amundi Strategic Income Fund	Nationwide Long/Short Equity Fund
Nationwide Bailard Cognitive Value Fund	Nationwide Loomis All Cap Growth Fund
Nationwide Bailard International Equities Fund	Nationwide Loomis Core Bond Fund
Nationwide Bailard Technology & Science Fund	Nationwide Loomis Short Term Bond Fund
Nationwide Bond Fund	Nationwide Mellon Disciplined Value Fund
Nationwide Bond Index Fund	Nationwide Mellon Dynamic U.S. Core Fund
Nationwide Core Plus Bond Fund	(formerly, Nationwide Dynamic U.S. Growth Fund)
Nationwide Diamond Hill Large Cap Concentrated	Nationwide Mid Cap Market Index Fund
Fund	Nationwide NYSE Arca Tech 100 Index Fund
Nationwide Emerging Markets Debt Fund	Nationwide S&P 500 Index Fund
Nationwide Fund	Nationwide Small Cap Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Small Company Growth Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide U.S. Small Cap Value Fund
Nationwide Global Sustainable Equity Fund	Nationwide WCM Focused Small Cap Fund
Nationwide Government Money Market Fund	Nationwide Ziegler Equity Income Fund
Nationwide Inflation-Protected Securities Fund

Supplement dated June 5, 2020
to the Statement of Additional Information (“SAI”) dated February 28, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Diamond Hill Large Cap Concentrated Fund

Effective immediately, all references to, and information regarding, Micah Martin, CFA in the SAI are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE